U.S.B. HOLDING CO., INC.

                        BOARD OF DIRECTORS' RESOLUTIONS
                        RELATING TO THE AMENDMENT OF THE
                    U.S.B. HOLDING CO., INC. EMPLOYEE STOCK
                     OWNERSHIP PLAN WITH 401(K) PROVISIONS

      WHEREAS, the Board of Directors of U.S.B. Holding Co., Inc. (the "Company") has acknowledged that it is in the best interests of the Company to provide participation in the U.S.B. Holding Co., Inc. Employee Stock Ownership Plan with 401(k) Provisions ("KSOP") to all employees who have attained age eighteen (18) and completed at least one thousand (1,000) hours of service per plan year.

      WHEREAS, the KSOP currently limits an employee from participating in the KSOP until he has attained age twenty-one (21) by providing the following language in the first paragraph of Section 3(a) of the KSOP:

            "All current participants in the Profit Sharing Plan and Employee Stock Ownership Plan will continue to participate in the Plan. Thereafter, each Employee will become a Participant on the first January 1st or July 1st coincident with or next following his initial date of Service (the date he is first credited with an Hour of Service), provided that he has attained age twenty-one (21) and is employed in a position requiring the completion of at least 1,000 Hours of Service per Plan Year.

            An Employee who fails to meet these requirements by the first Anniversary Date following his initial date of Service shall be eligible to participate in the Plan on the date he has completed at least one (1) full year of Service in which he has attained age twenty-one (21) and is credited with at least 1,000 Hours of Service. For this purpose, the eligibility computation period for determining the one year of Service shall first be the period of twelve (12) consecutive months beginning on the Employee's initial date of Service and thereafter shall be each Plan Year beginning after his initial date of Service."

      WHEREAS, Section 21 of the KSOP gives the Board of Directors of the Company the right to amend the KSOP at any time provided that such amendment does not reduce the vested rights of participants or permits any part of the trust assets to be used for any purpose other than for the exclusive benefit of the participants.

      NOW THEREFORE, BE IT RESOLVED, that the KSOP be amended to allow participation in the KSOP by employees who have attained age eighteen (18) and employed in a position requiring the completion of one thousand (1,000) hours of service in a plan year.

      BE IT FURTHER RESOLVED, that to effect such amendment, the first paragraph in Section 3(a) of the KSOP is hereby deleted and replaced with the following language:
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            "All current participants in the Profit Sharing Plan and Employee
      Stock Ownership Plan will continue to participate in the Plan. Thereafter, each Employee will become a Participant on the first January 1st or July 1st coincident with or next following his initial date of Service (the date he is first credited with an Hour of Service), provided that he has attained age eighteen (18) and is employed in a position requiring the completion of at least 1,000 Hours of Service per Plan Year.

            An Employee who fails to meet these requirements by the first Anniversary Date following his initial date of Service shall be eligible to participate in the Plan on the date he has completed at least one (1) full year of Service in which he has attained age eighteen (18) and is credited with at least 1,000 Hours of Service. For this purpose, the eligibility computation period for determining the one year of Service shall first be the period of twelve (12) consecutive months on the Employee's initial date of Service and thereafter shall be each Plan Year beginning after his initial date of Service."

      BE IT FURTHER RESOLVED, that said amendment shall be effective as of July 1, 1995;

      BE IT FURTHER RESOLVED, that the proper officers of this corporation be, and they hereby are, authorized and directed to execute such instruments and to perform such other acts as they, in their discretion, deem necessary or desirable to effectuate the intent of the foregoing resolutions.

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                                 CERTIFICATION

      I, Michael H. Fury, hereby certify that I am the duly appointed and acting Secretary of U.S.B. Holding Co., Inc. and that the above resolutions are a true and correct copy of the resolutions duly adopted by U.S.B. Holding Co., Inc. at a meeting of the Board of Directors of said Company, held on May 17, 1995, at which meeting a quorum was at all times present and acting and that said resolutions are still in force and effect.

Dated: May 17, 1995                     /s/ Michael H. Fury
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                                                      Secretary